UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 10, 1999


                               GORAN CAPITAL, INC.

                         Jurisdiction of Incorporation:
                                     Canada

     Commission File Number                          IRS Employer Id. Number
         No. 000-24366                                   Not Applicable


                     Address of Principal Executive Offices:
                              181 University Avenue
                               Box 11, Suite 1101
                            Toronto, Ontario M5H 3M7

                               4720 Kingsway Drive
                           Indianapolis, Indiana 46205

                                  Telephone No.
                             (416) 594-1155 (Canada)
                              (317) 259-6400 (U.S.)












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ITEM 5.  OTHER EVENTS.

Goran Capital Inc. ("Company") announced on June 8, 1999 it has retained Donaldson, Lufkin and Jenrette to advise it with regard to the potential sale of the Company's crop insurance operations. See the press release attached as
Exhibit 1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Goran Capital Inc.


                                      By: /s/ Alan G. Symons
                                              Alan G. Symons
                                              Chief Executive Officer

                                      Date:   June 10, 1999






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ITEM 5.  EXHIBIT 1.  PRESS RELEASE.

NEWS RELEASE

[Logo]

Media Contact:    Tad Gage
                  Financial Relations Board
                  (312) 266-7800

                  Alan G. Symons                     Douglas H. Symons
                  CEO                                COO
                  (317) 259-6302                     (317) 259-6413
                  Email: agsymons@aol.com            Email: dhsymons@aol.com

FOR IMMEDIATE RELEASE

                          GORAN CAPITAL INC. SUBSIDIARY
                     RETAINS DONALDSON, LUFKIN AND JENRETTE
                      TO ADVISE ON SALE OF CROP OPERATIONS

Toronto (June 8, 1999) - Goran Capital Inc. (NASDAQ: GNCNF; TSE:GNC), a leading provider of non-standard automobile and crop insurance, today announces the retention of Donaldson, Lufkin and Jenrette to advise with respect to the sale of its crop insurance operations.

Goran Capital Inc. ("Company") announces that Symons International Group, Inc. ("SIG"), a significant subsidiary of the Company, has retained Donaldson, Lufkin and Jenrette ("DLJ") to advise SIG with respect to the sale of its crop insurance operations.

Further, SIG announced that it is engaged in active discussions with interested parties regarding the sale of its crop insurance operations.

The Company is the 4th largest crop insurer in the United States.

Goran Capital, Inc. (NADAQ: GNCNF; TSE:GNC) is the 12th largest nonstandard automobile insurer in the United States. Nonstandard auto insurance is sold through independent insurance agents. It generally carries higher premiums, and low limits of liabilities. The Company utilizes proprietary systems and procedures to achieve operating efficiencies. Goran's subsidiaries Pafco General Insurance Company and Superior Insurance Company write nonstandard auto insurance in 22 states. Goran's IGF Insurance Company is the fourth largest insurer of crops in the US. IGF Insurance Company writes business in 42 states plus Canada. Visit the Company's Web site at www.sigins.com. For free fax information on Symons International, dial 1-800-FRO-INFO and enter the ticker:
SIGC.

All statements, trend analyses, and other information contained in this release and elsewhere (such as in other filings by the Company or its affiliates with the Securities and Exchange Commission, press releases, presentations by the Company or its management or oral statements) relative to markets for the Company's products and/or trends in the Company's operations or financial results, as well as other statements including words such as "anticipate,"
"could," "feel(s)," "believe," "believes," "plan," "estimate," "expect," "should," "intend" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. Such factors include, among other things: (i) general economic conditions, including prevailing interest rate levels and stock market performance; (ii) factors affecting the Company's crop operations such as weather-related events, final harvest results,



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commodity price levels, governmental program changes, new product acceptance and commission levels paid to agents; and (iii) factors affecting the Company's nonstandard automobile operations such as premium volume, levels of operating expenses as compared to premium volume, ultimate development of loss reserves and implementation of the Company's operation system.


                 Anyone wishing further information may contact:
                                Douglas H. Symons
                                       COO
                           Indianapolis (317) 259-6413
                          Websites: SIG www.sigins.com
                                    IGF wwwigfinsurance.com